UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 12, 2005 (August 8, 2005)

HEALTH OUTCOMES MANAGEMENT, INC.
(Exact name of Registrant as Specified in its Charter)

MINNESOTA
(State or Other Jurisdiction of Incorporation)

0-9587 (Commission File Number)	41-1546471 (I.R.S. Employer Identification Number)

525 Washington Blvd., Suite 3600
Jersey City, New Jersey 07310
(Address of Principal Executive Offices, including Zip Code)

(201) 216-0100
(Registrant’s Telephone Number, including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

|_|	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_|	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_|	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

|_|	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

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Item 4.01. Changes in Registrant’s Certifying Accountant

On August 8, 2005, the Company dismissed Mayer Hoffman McCann, P.C. ("Mayer Hoffman"), its independent certified public accountants for the fiscal years ended February 28, 2005 and February 29, 2004, which dismissal was approved by the Company's board of directors on such date. The reports by Mayer Hoffman on the financial statements of the Company during the fiscal years ended February 28, 2005 and February 29, 2004 contained a going concern opinion. During the Company's two most recent fiscal years and subsequent period up to August 8, 2005, there were no disagreements with the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

On August 8, 2005, upon receipt of approval of its Board of Directors, the Company engaged Eisner LLP ("Eisner") to serve as the Company's independent certified public accountants. During the Company's two most recent fiscal years, and during any subsequent period through August 8, 2005, the Company did not consult with Eisner on any accounting or auditing issues; however, Eisner has previously audited the financial statements of the Company's wholly-owned subsidiary Hudson Securities, Inc., for the fiscal year ended March 31, 2005 and is currently auditing the financial statements of Hudson Securities, Inc. for the fiscal year ended March 31, 2004.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On August 8, 2005, the Company’s board of directors acted by written consent and unanimously approved a change to the Company’s fiscal year end from February 28 to March 31. The Company’s board of directors determined that since the fiscal year end of the Company’s wholly-owned subsidiary, Hudson Securities, Inc., is March 31 and since all of the Company’s operations are derived from Hudson Securities, Inc., that the fiscal year end of the Company should coincide with the fiscal year end of its wholly-owned subsidiary.

The Company will file a Form 10-QSB for its first fiscal quarter ended June 30, 2005, which will include an explanatory footnote to the effect that its operations for the one month period during March 1 – March 31, 2005 were insignificant, since the acquisition of its wholly-owned subsidiary, Hudson Securities, Inc., did not occur until May 3, 2005.

No transition period report will be filed in connection with the change in the fiscal year since the Company is adopting the fiscal year end of its wholly-owned subsidiary Hudson Securities, Inc., which comprises all of the Company's operations.

Item 9.01. Financial Statements and Exhibits.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION. Not applicable.

(c) EXHIBITS

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Set forth below is a list of Exhibits included as part of this Current Report.

Exhibit Number
16	Letter on Change in Certifying Accountant dated August 12, 2005.

This Current Report on Form 8-K may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements with respect to the Company’s plans, objectives, expectations and intentions; and (ii) other statements identified by words such as “may”, “could”, “would”, “should”, “believes”, “expects”, “anticipates”, “estimates”, “intends”, “plans” or similar expressions. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various factors (many of which are beyond the Company’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEALTH OUTCOMES MANAGEMENT, INC.
Date: August 12, 2005	By: /s/ Martin Cunningham
Martin Cunningham, Chief Executive Officer

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